CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of CCC Information Services Group Inc. (the "Company") on Form 10-K for the year ending December 31, 2003 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Githesh Ramamurthy, Chairman and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 13, 2004       By:    /s/Githesh Ramamurthy
                                     ----------------------
                              Name:  Githesh  Ramamurthy
                              Title: Chairman  and  Chief Executive Officer



In connection with the Annual Report of CCC Information Services Group Inc. (the "Company") on Form 10-K for the year ending December 31, 2003 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Reid E. Simpson, Executive Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

          1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 13, 2004       By:    /s/Reid E. Simpson
                                     --------------------
                              Name:  Reid  E.  Simpson
                              Title: Executive  Vice  President
                                        and  Chief  Financial  Officer